Exhibit No. 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarter Report of Juhl Wind, Inc., a Delaware corporation (the “Company”), on Form 10Q for the quarter ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Executive Officer, hereby certifies pursuant to 18 U.S.C. Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002 that, to the undersigned’s knowledge:

(1) the Report of the Company filed today fully complies with the requirements of Section 13(a) or (15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: August 13, 2008	By:	/s/Daniel J. Juhl
Name: Daniel J. Juhl
Title: Chief Executive Officer